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Contact: Donna Sitkiewicz
Corporate Communications
Donna.Sitkiewicz@Exeloncorp.com
312-394-7417 Exelon Media Hotline

Andrew Plenge
Investor Relations
Andrew.Plenge@Exeloncorp.com
312-394-2345

FOR IMMEDIATE RELEASE

Exelon Announces Extension of Exchange Offers

CHICAGO, IL (Dec. 27, 2022) — Exelon Corporation (Exelon) (Nasdaq: EXC) today announced that it has extended the expiration date for each of its offers to exchange any and all of its outstanding unregistered notes listed below that were originally issued in private offerings for equal principal amounts of new issues of notes registered under the Securities Act of 1933, as amended.

The exchange offers, which were originally scheduled to expire at 5:00 p.m., New York City time, on Friday, December 23, 2022, have been extended until 5:00 p.m., New York City time, on Friday, January 6, 2023, unless further extended. All other terms, provisions and conditions of the exchange offers will remain in full force and effect.

As of 5:00 p.m., New York City time, on December 23, 2022, quantities of unregistered notes validly tendered and not validly withdrawn, as advised by The Bank of New York Mellon Trust Company, N.A., the exchange agent for the exchange offers, are set forth in the table below:

Security	144A CUSIP Number	Reg S CUSIP Number	Aggregate Principal Amount Outstanding	Principal Amount Tendered	Approximate Percentage of Notes Tendered
2.750% Notes due 2027	30161NAZ4	U3002LAD4	$650,000,000	$645,670,000	99.334%
3.350% Notes due 2032	30161NBC4	U3002LAE2	$650,000,000	$649,950,000	99.992%
4.100% Notes due 2052	30161NBF7	U3002LAF9	$700,000,000	$677,897,000	96.842%

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2 A Form S-4 registration statement filed by Exelon with the Securities and Exchange Commission regarding the exchange offers was declared effective by the Securities and Exchange Commission on August 19, 2022. The expiration date for each exchange offer is being extended to provide time for remaining outstanding unregistered notes to be exchanged. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful. A copy of the prospectus and other materials related to the exchange offers may be obtained from the exchange agent, The Bank of New York Mellon Trust Company, N.A., by calling (800) 254- 2826. Cautionary Statements Regarding Forward-Looking Information This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward- looking statements. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2021 Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) Exelon’s Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon's consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) Exelon’s Third Quarter 2022 Quarterly Report on Form 10-Q (filed with the SEC on November 3, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 13, Commitments and Contingencies; and (4) other factors discussed in filings by Exelon with the SEC. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.

3 # # # About Exelon Exelon (Nasdaq: EXC) is a Fortune 200 company and the nation’s largest energy delivery company, serving more than 10 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). More than 18,000 Exelon employees dedicate their time and expertise to powering a cleaner and brighter future for our customers and communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow Exelon on Twitter @Exelon.